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                                                                    Exhibit 10.4

                 SEVERANCE AGREEMENT DUE TO CHANGE IN CONTROL
                               OF FC BANC CORP.

     This AGREEMENT is made and entered into this ____ day of _______________, 1999, by and among FC Banc Corp. (the "Corporation"), a corporation organized under the laws of the State of Ohio, with its main office in Bucyrus, Ohio, The Farmers Citizens Bank (the "Bank"), an Ohio-chartered, FDIC-insured member bank with its main offices in Bucyrus, Ohio and Don Denney (the "Employee"). Any reference to the "Board of Directors" herein shall mean the Board of Directors of the Corporation.

     WHEREAS, the Employee has heretofore served in the position of _______________________ of the Bank:

     NOW THEREFORE, in consideration of the performance of the responsibilities of the Employee and upon the other terms and conditions hereinafter provided, the parties hereto agree as follows:

     1.  No Employment Contract
         ----------------------

         The parties hereto acknowledge and agree that this Agreement is not a management or employment agreement and that none of the terms and conditions contained herein shall be effective until such time as there is a Change in Control as hereinafter defined in this Agreement. Prior to a Change in Control, the Employee agrees and acknowledges that he/she is an employee-at-will of the Bank.

      2. Term of Agreement
         -----------------

         The initial term of this Agreement shall be for a period of one (1) year commencing January 1, 1999 (hereafter referred to as the "Anniversary Date"). Commencing on the first Anniversary Date of this Agreement, and continuing at each Anniversary Date thereafter, the Agreement shall automatically renew for one (1) additional year beyond the then effective expiration date only upon a determination and resolution of the Board of Directors that the performance of the Employee has met the requirements and standards of the Board and that such term shall be extended (if the Board of Directors determines not to extend the term, it shall promptly so notify the Employee, with such election by the Board not to extend the term not to otherwise affect the then term of this Agreement). Reference herein to the term of this Agreement shall refer both to such initial term and such extended terms. Unless sooner terminated as set forth herein, this contract shall terminate when the Employee reaches age sixty-five (65).

      3.  Termination for Cause
          ---------------------

          (a) The Employee shall have no right to receive severance or other benefits under this Agreement for any period after the date of termination for Cause. For purposes of this Agreement, termination by the Corporation or the Bank for "Cause" shall mean only the following events:

               (i)    personal dishonesty;

               (ii)   incompetence;

               (iii)  material breach of any provision of this Agreement;

               (iv) breach of a fiduciary duty involving personal gain or profit;

               (v)    intentional failure to perform stated duties;

               (vi) a willful and material breach of the policies and procedures for the operation of the Bank provided to the Employee by formal action of the Board of Directors;
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               (vii)  willful violation of any law, rule, regulation (other than a law, rule or regulation relating to a traffic violation or similar offense) or final cease-and-desist order; or

               (viii) willful misconduct.

          (b)  (i)    For purposes of Paragraph 3(a)(ii), "incompetence" shall
                      mean the Employee's performance of his duties as measured against the then prevailing standards in the Ohio banking industry.

               (ii) For purposes of Paragraph 3(a)(vii) and 3(a)(viii), no act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank.

               (iii) For purposes of Paragraph 3(a)(vii), a cease-and- desist order shall not become final until consent by the Corporation or the Bank, as the case may be, to such order, or the exhaustion or lapse of all (administrative and judicial) appeal rights in relation thereto.

      4.  Voluntary Termination of Agreement
          ----------------------------------

          This Agreement may be terminated by the Employee at any time upon ninety (90) days' written notice to either the Bank or the Corporation or upon such shorter period as may be agreed upon between the Employee and the Board of Directors.

      5.  Change in Control
          -----------------

          (a) If, during the term of this Agreement, there is a Change in Control of the Corporation, the Employee shall be entitled to termination or severance payment in the event the Employee's employment with the Corporation or the Bank is involuntarily terminated within six months after the Change in Control, other than for Cause or pursuant to Paragraph 4. This payment shall also be made in the case of the Employee's voluntary termination of employment for Good Reason (as defined in Paragraph 6) within six months after a Change in Control of the Corporation. Such voluntary termination of employment for Good Reason in connection with, or within six months after, a Change in Control of the Corporation shall not constitute a termination for Cause. The amount of this severance payment shall be the benefits specified in Paragraph 7 of this Agreement.

          (b) For purposes of this Agreement, a "Change in Control of the Corporation" shall mean:

               (i) The acquisition by a person or persons acting in concert of the power to vote twenty-five percent (25%) or more of a class of the Corporation's voting securities, or the acquisition by a person of the power to direct the Corporation's management or policies, if the Board of Directors has made a determination that such acquisition constitutes or will constitute an acquisition of control of the Corporation for the purposes of the Bank Holding Company Act or the Change in Bank Control Act and the regulations thereunder;

               (ii) during any period of two (2) consecutive years during  the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Bank or the Corporation cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by

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                      directors representing at least two-thirds (2/3) of the
                      directors then in office who were directors in office at the beginning of the period;

               (iii) the Corporation shall have merged into or consolidated with another corporation, or merged another corporation into the Corporation, on a basis whereby less than fifty percent (50%) of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Corporation prior to such merger or consolidation;

               (iv) the Corporation shall have sold substantially of its assets to another person. The term "person" refers to an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or other entity; or

               (v) the Corporation announces that the Corporation has entered into a transaction described in any of the clauses (i),
                      (iii) or (iv) above or an agreement to enter into any such transaction.

          (c) Upon the Employee's termination of employment arising under this Paragraph 5 within one (1) year after the occurrence of a Change in Control of the Corporation, the Corporation will cause to be continued life, health and disability insurance coverage substantially identical to the coverage maintained by the Bank or the Corporation for Employee prior to his severance. Such coverage shall cease upon the earlier of Employee's employment by another employer or twelve (12) months from such termination.

      6.  Good Reason
          -----------

          For purposes of this Agreement, "Good Reason" shall mean the occurrence after a Change in Control of the Corporation of any of the events or conditions described in subparagraphs (a) through (e) hereof without the Employee's express written consent; provided, that the Employee's right to terminate his or her employment pursuant to this Paragraph 6 shall not be affected by his or her incapacity due to physical or mental illness:

          (a) A change in the Employee's status, title, position or responsibilities (including reporting responsibilities) which, in the Employee's reasonable judgment, does not represent a promotion from his or her status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Employee of any duties or responsibilities which, in the Employee's reasonable judgment, are inconsistent with such status, title, position or responsibilities; or any removal of the Employee from or failure to reappoint him or her to any of such positions, except in connection with the termination of employment for (i) disability, (ii) Cause, (iii) pursuant to Paragraph 4, (iv) as a result of death or (v) by the Employee other than for Good Reason;

          (b) A reduction by the Bank or the Corporation in the Employee's base salary as in effect on the date of a Change in Control of the Corporation;

          (c) The relocation of his or her principal place of employment to a location outside a fifteen (15)-mile radius of Bucyrus, Ohio, or the Bank's or the Corporation's requiring the Employee to be based at any place other than Bucyrus, Ohio, except for reasonably required travel on the Bank's or the Corporation's business which is not materially greater than such travel requirements prior to the Change in Control of the Corporation;

          (d) The failure by the Bank or the Corporation to continue to provide or cause to be provided to the Employee benefits substantially similar to those provided to him or her under any of the employee benefit plans in which the Employee becomes a participant, or the taking of any action by the Bank or the Corporation which would directly or indirectly materially reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him or by her at the time of the Change in Control of the Corporation.

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      7.  Termination Benefits
          --------------------

          Upon the occurrence of a Change in Control, the Corporation shall pay Employee, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to one (1) times the then annual base salary paid to the Employee by the Bank during the year in which the termination occurs.

      8.  Payment of Legal Fees
          ---------------------

          Reasonable legal fees and expenses paid or incurred by the Employee pursuant to any dispute or question of interpretation relating to the Agreement shall be paid or reimbursed by the Corporation in accordance with the following. If the Employee, the Bank or the Corporation initiates a proceeding and the Employee prevails, all reasonable legal fees and expenses shall be paid by the Corporation. If the Employee initiates a proceeding and does not prevail on his/her claim, then the Corporation shall reimburse the Employee for all legal fees and expenses but not to exceed the sum of $25,000.

     9.   Successor Organization
          ----------------------

          The obligations of the Corporation and the Bank as set forth herein shall continue to be the obligation of any successor organization, any organization which purchases substantially all of the liabilities of the Corporation or the Bank, as well as any organization which assumes substantially all of the liabilities of the Corporation or the Bank whether by merger, consolidation, or other form of business combination. This Agreement is personal to the Employee and the Employee may not delegate his duties hereunder.

     10.  Notices
          -------

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice.

     A.   If to the Corporation, to:
                    Board of Directors
                    FC Banc Corp.
                    105 Washington Square
                    P. O. Box 567
                    Bucyrus, Ohio  44820-0567

     B.   If to the Employee, to:
                    Don Denney
                    --------------------------
                    --------------------------
                    --------------------------

and to such other or additional person or persons as either party shall have designated to the other party in writing by like notice.

     11.  No Mitigation Required
          ----------------------

          There shall be no requirement that Employee mitigate any damages or reduce the amount of any payment provided for in this Paragraph 7 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Paragraph 7 be reduced by any compensation earned by Employee as the result of employment by any other employer after the date of termination or otherwise.

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     12.  Amendments
          ----------

          No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     13.  Paragraph Headings
          ------------------

          The paragraph headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14.  Severability
          ------------

          The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15.  Governing Law
          -------------

          This Agreement shall, except to the extent that federal law shall be deemed to apply, be governed by and construed and enforced in accordance with the laws of Ohio.

     16.  Arbitration
          -----------

          Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     17.  Successor Organization
          ----------------------

          The obligations of the Corporation and the Bank as set forth herein shall continue to be the obligation of any successor organization, and any organization which purchases substantially all of the assets of the Corporation, whether by merger, consolidation, or other form of business combination. This Agreement is personal to the Officer and the Officer may not delegate his or her duties hereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.

WITNESSES:               FC BANC CORP.
__________________       By:___________________

__________________       Its:__________________


WITNESSES:               THE FARMERS CITIZENS BANK
__________________       By:___________________

__________________       Its:


WITNESSES:
__________________       _____________________("Employee)


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